                                                                    EXHIBIT 23.2


                        CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated November 8, 1996 in Amendment No. 2 to the Registration Statement (Form S-3 No. 333-27915) and related Prospectus of Telular
Corporation for the registration of up to 11,000,000 shares of its common stock.



                                                  Ernst & Young LLP


Chicago, Illinois
July 8, 1997